                               POWER OF ATTORNEY
                               -----------------


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.




                                         /s/  Frank P. Diassi

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                          /s/  J. Bruce Duty

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                                /s/  Frank J. Hevrdejs

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                                /s/  Gerald F. Mahoney

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                               /s/  Jerome W. Pickholz

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                              /s/  Susan Opel Rheney

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                              /s/  W. Thomas Stephens

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                             /s/  Robert J. Terry

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Mail-Well, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Jana L. Brown and Roger Wertheimer, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1996 together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of March, 1997.



                                                 /s/  J. Virgil Waggoner